UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 24, 2003

                                TIME WARNER INC.

               (Exact Name of Registrant as Specified in Charter)

    Delaware                          1-15062                      13-4099534
    --------                          -------                      ----------
(State or Other Jurisdiction   (Commission File Number)          (IRS Employer
     of Incorporation)                                       Identification No.)

                 75 Rockefeller Plaza, New York, New York 10019
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  212-484-8000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

On November 24, 2003, Time Warner Inc. ("Time Warner") announced that it had entered into an agreement with an investor group led by Thomas H. Lee Partners, Edgar Bronfman, Jr., Bain Capital and Providence Equity Partners to sell Time Warner's Warner Music Group for approximately $2.6 billion in cash and other consideration. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

Exhibit                   Description
-------                   -----------

99.1                      Press release issued November 24, 2003 by Time Warner.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TIME WARNER INC.


                                         By: /s/ Wayne H. Pace
                                             -------------------------------
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date:  November 24, 2003

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release issued November 24, 2003 by Time Warner.